Filed pursuant to Rule 497(a)(1)
File No. 333-192782
Rule 482AD

Follow-On Offering (US Registered)
Approximately $130mm

Bookrunners: MS, JPM, GS, UBS, KBW

Ticker: PNNT
Exchange: NASDAQ
Shares Filed: 11mm (100% primary)
Pricing Date: September 5, 2014 (before market open)

Business Description:  PNNT is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. PNNT seeks to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. PNNT is externally managed by PennantPark Investment Advisers, LLC.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 4, 2014 and the accompanying prospectus dated January 30, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman, Sachs & Co., 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department; UBS Securities LLC, 299 Park Avenue, New York, NY 10171; and Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019.